UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): June 25, 2018
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ⃞

Explanatory Note.

On April 20, 2018, Vail Holdings UK, Ltd., a private limited company incorporated and registered in England and Wales (the “Purchaser”), an indirect subsidiary of each of TransUnion, a Delaware corporation (the “Parent”), and Trans Union LLC, a Delaware limited liability company (the “Company”), and the Parent entered into a Share Purchase Agreement (the “Acquisition Agreement”) with Crown Acquisition Topco Limited (“Crown”), Crown Holdco S.À R.L., the EBT Beneficiary Sellers named therein, and the Individual Sellers named therein, providing for the purchase of all of the issued and outstanding share capital from the equity holders of Crown (the “Acquisition”). The required historical financial information with respect to Crown are included in this filing.

On June 25, 2018, the Parent filed its Form 8-K (the “Original Form 8-K”) to report the completion of the Acquisition on June 19, 2018. The Original Form 8-K did not include the financial statements of Crown or the pro forma unaudited financial information of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of Crown.
This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma information required by Item 9.01 of Form 8-K and the consent of KPMG LLP to the incorporation by reference in certain registration statements of their report dated August 20, 2018, with respect to the consolidated financial statements of Crown as of and for the year ended December 31, 2017. Except for the filing of such financial statements, pro forma information and consent, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

Item 8.01 Other Events.

To help facilitate the comparison of our future consolidated results with the historical results of TransUnion and Crown, which we also refer to as Callcredit, we have included Exhibit 99.3 in this filing, and have also posted it to our website, that presents the historical Callcredit pro forma revenue, pro forma Adjusted Revenue, net loss attributable to Callcredit and pro forma Adjusted EBITDA for 2017 and the first quarter of 2018, along with the corresponding reconciliations of the non-GAAP measures to the GAAP measures.

Adjusted Revenue aligns with TransUnion's definition of Adjusted Revenue and is defined as GAAP revenue adjusted for certain acquisition-related deferred revenue and non-core contract-related revenue adjustments. Adjusted EBITDA aligns with TransUnion’s definition of Adjusted EBITDA but also includes certain other adjustments to the historical results of Callcredit to eliminate the impact of certain items that we do not consider indicative of their cash operations and ongoing operating performance.

See our Form 8-K filed on July 24, 2018, which reported our second quarter 2018 results, for further information about our non-GAAP measures, including those discussed in the 2018 Full Year Outlook and 2018 Third Quarter Outlook sections of that filing.

Item 9.01    Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
The audited consolidated statement of financial position of Crown Acquisition TopCo Limited as of December 31, 2017, and the related consolidated statements of profit and loss and other comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes (collectively, the “consolidated financial statements”), are filed as Exhibit 99.1 and incorporated by reference herein.
(b)     Pro Forma Financial Information.
The unaudited pro forma combined financial information relating to the Acquisition as of and for the quarter ended March 31, 2018 and as of the year ended December 31, 2017, are filed as Exhibit 99.2 and incorporated by reference herein.

(d)     Exhibits.

Exhibit No.	Description
Exhibit 23.1
Consent of KPMG LLP to the incorporation by reference in the registration statements Form S-3 No. 333-213542 of TransUnion, Form S-8 No. 333-207090 pertaining to the TransUnion Holding Company, Inc. 2012 Management Equity Plan, and Form S-8 No. 333-205239 pertaining to the TransUnion 2015 Omnibus Incentive Plan and the TransUnion 2015 Employee Stock Purchase Plan of their report dated August 20, 2018, with respect to the consolidated statement of financial position of Crown Acquisition TopCo Limited as of December 31, 2017, and the related consolidated statements of profit and loss and other comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes (collectively, the “consolidated financial statements”).

Exhibit 99.1
Audited consolidated statement of financial position of Crown Acquisition TopCo Limited as of December 31, 2017, and the related consolidated statements of profit and loss and other comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes (collectively, the “consolidated financial statements”).

Exhibit 99.2	Unaudited pro forma combined financial information relating to the Acquisition as of and for the quarter ended March 31, 2018, and as of the year ended December 31, 2017.

Exhibit 99.3
Historical Callcredit pro forma revenue, pro forma Adjusted Revenue, net loss attributable to Callcredit and pro forma Adjusted EBITDA for 2017 and the first quarter of 2018, along with the corresponding reconciliations of the non-GAAP measures to the GAAP measures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: August 27, 2018
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President